UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2013 (July 1, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 2, 2013, American Realty Capital Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), as amended, dated July 1, 2013, with American Realty Capital Trust IV, Inc., a Maryland corporation (the “Target”) or (“ARCT IV”), Thunder Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), and American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of the Target (the “Target Operating Partnership”). The Merger Agreement provides for the merger of the Target with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. In addition, the Merger Agreement provides for the merger of the Target Operating Partnership with and into the Company Operating Partnership (the “Partnership Merger” and together with the Merger, the “Mergers”), with the Company Operating Partnership being the surviving entity. The board of directors of the Company (the “Board”) has, by unanimous vote of the Board members voting, approved the Merger Agreement, as amended, the Mergers and the other transactions contemplated by the Merger Agreement.

The purpose of this Amended Current Report on Form 8-K/A (this “Amendment No. 2”) is to provide updated ARCT IV historical financial information as of June 30, 2013 and for the three and six months ended June 30, 2013 and June 30, 2012 and updated historical and pro forma financial information relating to ARCT IV’s acquisition of a 955 property portfolio from GE Capital and its affiliates (the “GE Capital Portfolio”), which acquisition is considered to be probable.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 to this Amendment are audited and unaudited historical financial statements of a business to be acquired by ARCT IV, the GE Capital Portfolio, for the year ended December 31, 2012 and for the six months ended June 30, 2013. Attached as Exhibit 99.2 to this Amendment No. 2 are ARCT IV’s unaudited financial statements included in ARCT IV’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 as filed with the SEC on August 14, 2013.

(d) Exhibits

Exhibit No.	Description

99.1	American Realty Capital Trust IV, Inc. Financial Statements of Business to be Acquired: The GE Capital Portfolio Audited Historical Summary for the year ended December 31, 2012 and Unaudited Historical Summary for the six months ended June 30, 2013.

99.2	American Realty Capital Trust IV, Inc. Unaudited Financial Statements from its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 1, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors